SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                  	FORM 8-K


                               	CURRENT REPORT


                   	Pursuant to Section 13 or 15(d) of the
                      	Securities Exchange Act of 1934



         Date Report (Date of earliest event reported) October 15, 1997



                        BONNEVILLE PACIFIC CORPORATION
                        ------------------------------
               (Exact name of registrant as specified in charter)



Delaware                     0-14846                87-0363215
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(State or other              (Commission            (IRA Employer
jurisdiction of              File Number)           Identification No.)
incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                       84101
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code               (801) 363-2520
                                                                --------------

(Former name or former address, if changed since last report)   Not applicable
                                                                --------------

Item 3.     Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period September 1, 1997 to September 30, 1997, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.

Item 5.     Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BONNEVILLE PACIFIC CORPORATION

                          							          /S/ ROGER G. SEGAL
                                      By:  Roger G. Segal, Chapter 11 Trustee

DATED October 15, 1997

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BONNEVILLE PACIFIC CORPORATION

                      							        /S/ R. STEPHEN BLACKHAM
                                By:  R. Stephen Blackham, Assistant Controller

DATED October 15, 1997

                             INDEX TO EXHIBITS


Exhibit                                                              Page No.
-----------------------------------------------------------------------------

28.1           Monthly Financial Report - Chapter 11, for
               the period September 1, 1997 to September 30,
               1997, of the Registrant, dated October 15, 1997
               as filed by the Registrant with the United States
               Bankruptcy Court for the District of Utah, Central
               Division on October 15, 1997 . . . . . . . . . . . . . . 5

                                                      MONTHLY FINANCIAL REPORT
                                                      CHAPTER 11

DEBTOR: BONNEVILLE PACIFIC CORPORATION
        ------------------------------

CASE NO. 91A-27701    For Period September 1 to September 30, 1997
         ---------               -----------    ------------------

         Accounting Method Used:  [X] Accrual Basis  [ ] Cash Basis

                               	COVER SHEET
-----------------------------------------------------------------------------
                       THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH.
Mark One Box For Each  The debtor must attach each of the following
Required Report/       reports/documents unless the U.S. Trustee has waived
Document               the requirement in writing.  File original with Clerk
                       of Court.  File duplicate with U.S. Trustee.
-----------------------------------------------------------------------------
Report/
Document     Previously
Attached     Waived      REQUIRED REPORTS/DOCUMENTS
------------------------------------------------------------------------------
 [ x ]         [   ]     Cash Receipts & Disbursements Statement (Form 2-B)
 [ x ]         [   ]     Balance Sheet (Form 2-C)
 [ x ]         [   ]     Profit and Loss Statement (Form 2-D)
 [ x ]         [   ]     Supporting Schedules (Form 2-E)
 [ x ]         [   ]     Quarterly Fee Summary (Form 2-F)
 [ x ]         [   ]     Narrative (Form 2-G)
 [ x ]         [   ]     Bank Statement(s) for Debtor in Possession Account(s)
------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: October 15, 1997
             ----------------

                             Debtor(s):   BONNEVILLE PACIFIC CORPORATION
                                        		/S/ R. STEPHEN BLACKHAM
                             By:          R. Stephen Blackham
                             Position:    Assistant Controller

                      Statement of Chapter 11 Trustee

     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of October 1997.


                              							      /S/ ROGER G. SEGAL
                                      By:  Roger G. Segal, Chapter 11 Trustee

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           	Bankruptcy No. 91A-27701
                                  	Narrative
                   	For the Month Ended September 30, 1997


                                 	Form 2-G

------------------------------------------------------------------------------

Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of September 1997 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of September and the first part of October 1997(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The Segal v. Portland General, et al. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's five (5) Annual Reports, including the Report for the period of July 1, 1996 through June 30, 1997 filed on
     September 14, 1997 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements(2) reached by the Trustee. For all practical purposes the Litigation has been concluded (but also see the discussion below).
---------------
(1) This narrative attempts to sumarize significant events affecting the Company through October 12, 1997.

(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     A continued hearing was held by the District Court on November 1, 1996 in one of the actions severed from the main Litigation concerning the Motion by Defendant William Cerutti for Summary Judgment (Segal v. Cerutti, United States District Court for the District of Utah, Case No. 92-CV-1115-J-C). At the hearing the Court made an oral ruling GRANTING the Defendant's motion. The Defendant filed a Proposed Order Granting Summary Judgment and on December 16, 1996 the Trustee filed a Motion for Reconsideration and an objection to the Proposed Order.
     A hearing on the Trustee's Motion for Reconsideration was held on February 28, 1997 at which time the Court took the matter under advisement. On September 30, 1997 the Court entered its ruling on the Trustee's Motion for Reconsideration. The Court denied the Motion for Reconsideration and simultaneously entered judgment dismissing the Trustee's Complaint against William P. Cerutti, with each party to bear his own costs.

     On or about September 9, 1997 the Trustee timely received from Piper-Jaffray the $1,500,000.00 payment as required by the August 12, 1996 settlement agreement between the Company & Piper Jaffray (such settlement being in connection with the Segal (Trustee) v. Portland General et. al litigation).

     The Trustee has also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is considering possible claims against only two (2) individuals who executed tolling agreements. If the Trustee is not able to settle possible claims held by the estate against such persons, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation.

     On September 30, 1997 the Trustee entered into a formal Settlement Agreement with KLM Collections, Inc., a dissolved Utah professional corporation formerly known as Kruse, Landa & Maycock, a professional corporation, Kruse, Landa & Maycock, L.L.C., James R. Kruse and The Home Insurance Company (collectively the "Kruse Parties"); some of the Kruse Parties had signed tolling agreements. Pursuant to the settlement, the Kruse Parties have agreed to pay the Trustee $900,000.00 and the parties have agreed to a mutual release of claims against one another. The settlement is conditioned upon approval by the United States Bankruptcy Court. The $900,000.00 has been paid to the Trustee and is being held by the Trustee pending approval. A hearing of the Trustee's Motion for Approval of the Settlement Agreement is scheduled for November 4, 1997.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1.
     There have however been no curtailments over the last several Reporting

     Periods. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC. NCA #1 and representatives of NPC have reached a preliminary settlement agreement relating to this curtailment issue, which settlement is subject to the approval of the Projects Lending Group and the Public Service Commission of Nevada ("PSCN"). The Trustee continues to monitor the appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada. A stipulation staying the briefing schedule and permitting PSCN's approval of the settlement agreement, has been signed by the parties. On October 1, 1997 the Projects Lending Group approved the settlement agreement and the settlement agreement was signed by the parties on October 3, 1997. It is now expected that the Petition for Approval of the settlement will be promptly filed with the Public Service Commission of Nevada.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation ("NOV") issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system ("SCR") to control Nox emissions. Representatives of both sides of this dispute have reached an agreement in principal but a written agreement has yet to be executed. Attorneys for the EPA are drafting such an agreement, which the parties anticipate signing in the near future.

     Bonneville Nevada Corporation received a distribution from NCA #1 in the amount of $1,980,000.00 on September 10, 1997. During this reporting period Bonneville Nevada Corporation, from funds on deposit from the September distribution and prior distributions, up-streamed to the Company $5,000,000.00 as reflected in the attached financial statements.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its securities.
See 11 U.S.C. Section 510(b).   A hearing on the Motion was scheduled before
the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 350 additional claims have been filed since December 16, 1996. A total of more than 4,600 proofs of claims have now been filed. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate filed on or about March 17, 1997 and the Annual Report for the period July 1, 1996 through June 30, 1997 filed by the Trustee on September 4, 1997. The Trustee anticipates that he will likely object to a number of the new claims which have been filed and has filed the first of the objections; for example, the Trustee filed objections to the individual claims filed by current holders of the Company's debentures because such claims are duplicative of the $64,750,000.00 claim filed by the Indenture Trustee, Norwest Bank (Claim No. 146). The hearing on the objection was held as scheduled August 18, 1997, at which hearing the Court disallowed the claim of each individual bondholder evidenced by a filed Proof of Claim on the basis that such claims were duplicative of the claim filed by the Indenture Trustee. The Trustee is also in the process of preparing to file additional objections to claims to resolve claims that (a) are not sufficiently documented as required by Rule 3001 of the Bankruptcy Rules or
(b) were filed after the supplementary claims bar date.

The Company made arrangements to have certain geothermal wells associated with the Mammoth project in California plugged. The work to plug and abandon the wells has been completed at a cost of approximately $110,000.00. Efforts are in process to obtain the required releases from the State of California - Department of Conservation Division of Oil, Gas and Geothermal Resources so that bonds posted by the Company can be released.

In an effort to resolve tax issues relating to the material litigation settlements which have occurred since May 1, 1996, the Trustee filed with the Internal Revenue Service an application to change the Company's tax year from one ending on April 30th to one ending on December 31st. The Trustee desired to change the Company's tax year period (when changed the Company's past tax year would be from May 1, 1996 through December 31, 1996 and thereafter would be on a calendar year basis) in order to facilitate the filing of a plan of reorganization of the Company. By shortening the Company's tax year, the Trustee may be able to receive a prompt tax determination for the tax year ending December 31, 1996, which determination will facilitate any party in interest filing a plan of reorganization because the amount of tax owed by the Debtor, if any, should be quantified (see 11 U.S.C. Section 505). The IRS, on February 24, 1997, conditionally granted the Company's application to change its tax year. It is believed that the Company can meet and comply with all of the conditions imposed by the IRS and therefore the Company has proceeded as if its tax year has been changed. The Company completed preparation of its U.S. Corporate Income Tax Return for the short year ending December 31, 1996, which tax return was filed on September 15, 1997 with a letter request pursuant to 11 U.S.C. Section 505(b) for a determination of any tax owing. The Internal Revenue Service, by letter dated October 8, 1997, notified the Trustee that the tax return for the short year ending
December 31, 1996 was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending
December 31, 1996 is only approximately $3,488,000.00.


On June 23, 1997, the Bankruptcy Court granted the Trustee's Motion for Management Retention Programs for the Company's Subsidiaries. The Trustee has been working with the employees of Bonneville Fuels Corporation and Bonneville Pacific Service Corporation on employment agreements, all of which employment agreements have now been prepared and signed.

In preparation for a plan of reorganization, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits.

At this time it is not known whether interest will ever be paid on any allowed unsecured claim because (a) it is not at all clear that the estate will possess sufficient funds to pay interest on any particular class of claims, and (b) the law concerning payment of interest to any particular class of claims is not clear and therefore, even if sufficient funds did exist, the issue of payment of interest (and the applicable rate of interest, if any, and from what date), to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction. One party in interest,
C. Derek Anderson, filed with the Bankruptcy Court on or about
September 25, 1997 a motion to determine status of unsecured creditor claims for post-petition interest; that motion has not been served or set for hearing.

The Company and the Trustee are now continuing with efforts to formulate and propose a plan of reorganization. While general plan negotiations with parties in interest have now commenced and the Trustee has had discussions with several parties in interest during the subject period, it will be several months, if not substantially more, before any creditor with an allowed claim
can anticipate receiving any distribution from the estate.   To date a general
consensus among creditors as to an agreeable plan of reorganization has not been reached.

In January of 1997 the Trustee, his counsel and the Company's management interviewed several firms who were interested in serving as the Trustee's financial advisor (investment banker) in connection with valuing the Company's (and its affiliates') business assets and assisting the Trustee concerning plan of reorganization issues. The Trustee, with the participation of others, concluded that the firm of Bear Stearns & Co., Inc. was the best qualified to provide the desired service. The Trustee caused an Application seeking approval of his employment of Bear Stearns & Co., Inc as Financial Advisor to
be filed with the Bankruptcy Court.   The hearing on the Application was held
as scheduled on March 20, 1997, at which hearing the Court approved the Application. Bear, Stearns & Co. has been employed by the Trustee and is now in the process of reviewing information and documentation to enable it to provide the required financial advisory services. Bear, Stearns & Company has preliminarily completed most of its initial work in valuing the Company's (and its affiliates) business assets but has made no written report to the Trustee. The Trustee has not yet decided whether to make public the valuation work to date performed by Bear, Stearns & Company. However, in part based upon the preliminary valuation work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly

Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is likely materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

For additional information concerning the Company see the "Report of Trustee Regarding Administration of the Estate from July 1, 1996 through
June 30, 1997" filed by the Trustee on September 4, 1997.

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                 Cash Receipts and Disbursements Statement
                For Period September 1 - September 30, 1997
-----------------------------------------------------------------------------

                             CASH RECONCILIATION

1.  Beginning Cash Balance:                                $136,632,109.78

2.  Cash Receipts:  (See Page 2 of 2)       7,151,082.35

3.  Cash Disbursements:  (See Page 2 of 2)   (957,979.91)
                                             ------------
4.  Net Cash Flow:                                            6,193,102.44
                                                              ------------
5.  Ending Cash Balance:                                   $142,825,212.22
                                                           ===============


                    CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                         AMOUNT             FINANCIAL INSTITUTION
---------------------------     --------------     ------------------------
PAYROLL ACCOUNT                        $482.68     FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                     534.09     KEY BANK OF UTAH
GENERAL CORP CASH                   318,898.19     KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT       2,727,741.32 (A) KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT       11,258,148.43 (A) US BANK
CHPTR 11 TRUSTEE - JT CD         14,633,595.35 (A) KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD         20,815,154.49 (A) BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS          16,012.38 (A) BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT  92,839,159.84 (A) NATIONS BANK
PROCEEDS FROM ASSET SALES             4,077.50 (A) KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE         211,407.95     KEY BANK OF UTAH
                                    ----------
                               $142,825,212.22
                               ===============


(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                      Form 2-B
                                                                   Page 1 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                 For Period September 1- September 30, 1997
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNALS

BANK ACCOUNT                       TOTAL              PAGE REF
PAYROLL ACCOUNT                       $19,459.08         A
PAYROLL TAX ACCOUNT                     8,339.67         B
GENERAL CORP CASH                     137,916.47         C
CHPTR 11 TRUSTEE JOINT ACCT         1,509,120.51         E
CHPTR 11 TRUSTEE - CD ACCT                  0.00        N/A
CHPTR 11 TRUSTEE - JT CD               52,113.65         F
CHPTR 11 TRUSTEE - JT CD            5,000,000.00         G
CHPTR 11 TRUSTEE JT SAVINGS                57.17         H
CHPTR 11 TRUSTEE JOINT MMA ACCT       451,159.84         I
PROCEEDS FROM ASSET SALES                  10.88         J
KYOCERA MAINTENANCE RESERVE            10,703.83         K
                                       ---------
                                    7,188,881.10
     LESS:  ACCOUNT TRANSFERS         (37,798.75)
                                       ---------
     TOTAL CASH RECEIPTS           $7,151,082.35
                                   =============


                          CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                       TOTAL               PAGE REF
PAYROLL ACCOUNT                     $19,499.53             A
PAYROLL TAX ACCOUNT                   8,364.02             B
GENERAL CORP CASH                   967,463.22             D
CHPTR 11 TRUSTEE JOINT ACCT               8.12             E
CHPTR 11 TRUSTEE - CD ACCT                0.00            N/A
CHPTR 11 TRUSTEE - JT CD                  0.00             F
CHPTR 11 TRUSTEE - JT CD                  0.00             G
CHPTR 11 TRUSTEE JT SAVINGS               0.00             H
CHPTR 11 TRUSTEE JOINT MMA ACCT           0.00             I
PROCEEDS FROM ASSET SALES                 0.00             J
KYOCERA MAINTENANCE RESERVE             443.77             K
                                        ------
                                    995,778.66
     LESS:  ACCOUNT TRANSFERS       (37,798.75)
                                     ---------
     TOTAL CASH DISBURSEMENTS      $957,979.91
                                   ===========

                                                                      Form 2-B
                                                                   Page 2 of 2

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                               Payroll Account
                For Period September 1 - September 30, 1997
------------------------------------------------------------------------------

                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT      DESCRIPTION
09/11/97  CK# 6557   BPC - GENERAL              $9,751.51  PAYROLL TRANSFER
09/26/97  CK# 6573   BPC - GENERAL               9,707.57  PAYROLL TRANSFER
                                                 --------
          TOTAL CASH RECEIPTS                  $19,459.08
                                               ==========

                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT        DESCRIPTION
09/15/97             PAYROLL SUMMARY            $9,751.51
09/30/97             PAYROLL SUMMARY             9,707.57
09/30/97  BANK STMT  KEY BANK OF UTAH               40.45    SERVICE CHARGE
                                                    -----
          TOTAL CASH DISBURSEMENTS             $19,499.53
                                               ==========

                                      A

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                            Payroll Tax Account
                 For Period September 1 - September 30, 1997
------------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                   AMOUNT       DESCRIPTION
09/11/97  CK# 6558   BPC - GENERAL           $4,182.28    PR TAX TRANSFER
09/26/97  CK# 6574   BPC - GENERAL            4,157.39    PR TAX TRANSFER
                                              --------
          TOTAL CASH RECEIPTS                $8,339.67
                                             =========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                   AMOUNT     DESCRIPTION
09/11/97  KEY TAX    KEY BANK OF UTAH        $3,477.03  FEDERAL TAX DEPOSIT
09/26/97  KEY TAX    KEY BANK OF UTAH         3,455.85  FEDERAL UNEMPLOYMENT TAX
09/26/97  CK# 1248   UTAH ST TAX COMMISSION   1,406.79  STATE TAX DEPOSIT
09/30/97  BANK STMT  KEY BANK OF UTAH            24.35  SERVICE CHARGE
                                                 -----
          TOTAL CASH DISBURSEMENTS           $8,364.02
                                             =========

                                     B

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                            General Corp Cash
              For Period September 1 - September 30, 1997
-----------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT        DESCRIPTION
09/16/97  DS091697   THERAPIST UNLIMITED            $361.00  RENT INCOME-OFFICE SPACE
09/16/97  DS091697   SAN DIEGO GAS & ELECTRIC      1,528.38  ENERGY REVENUE-KYOCERA
09/16/97  DS091697   BONNEVILLE FUELS             16,287.06  EXPENSE REIMBURSEMENT
09/16/97  DS091697   OLSEN REED                       56.54  EXPENSE REIMBURSEMENT
09/16/97  DS091697   FIRST SECURITY BANK             457.25  SETTLEMENT PYMT - CORRADINI
09/16/97  DS091697   FIRST SECURITY BANK           1,246.03  SETTLEMENT PYMT - CORRADINI
09/16/97  DS091697   T. HOUGHTON                     477.57  INSURANCE REIMBURSEMENT
09/16/97  DS091697   C. MOWER                         29.97  EXPENSE REIMBURSEMENT
09/16/97  DS091697   J. ALLSOP                     1,135.32  INSURANCE REIMBURSEMENT
09/16/97  DS091697   CSC NETWORKS                    165.00  EXPENSE REIMBURSEMENT
09/23/97  DS092397   KYOCERA AMERICA             113,210.22  ENERGY REVENUE-KYOCERA
09/30/97  BANK STMT  KEY BANK OF UTAH              2,962.13  INTEREST INCOME
                                                   --------
          TOTAL CASH RECEIPTS                   $137,916.47
                                                ===========

                                      C

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                For Period September 1 - September 30, 1997
------------------------------------------------------------------------------

                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                            AMOUNT      DESCRIPTION
09/03/97  1006526    AMPCO SYSTEM PARKING                $195.00  RENT-PARKING
09/03/97  1006527    BENEFICIAL LIFE INSURANCE            753.15  INSURANCE-LIFE
09/03/97  1006528    BPC-KYOCERA MAINT RESERVE         10,000.00  TRANSFER-MAINT RES ACCT
09/03/97  1006529    FLORAL TAPESTRY                       94.43  OFFICE SUPPLIES & EXPENSE
09/03/97  1006530    KWIK KOPY                             56.41  OFFICE SUPPLIES & EXPENSE
09/03/97  1006531    MOUNTAIN STATES OFFICE PRODUCTS      235.86  OFFICE SUPPLIES & EXPENSE
09/03/97  1006532    CLARK MOWER                          307.62  TRAVEL EXPENSE REIMBURSMNT
09/03/97  1006533    SEDGWICK OF COLORADO INC          80,506.00  INSURANCE-LIABILITY & PROP
09/03/97  1006534    UNUM LIFE INSURANCE CO             1,584.57  INSURANCE-DISABILITY
09/03/97  1006535    UTAH DIVISION OF CORP & COMM          10.00  OFFICE SUPPLIES & EXPENSE
09/03/97  1006536    PARK CORPORATION                  18,364.92  SETTLEMENT PAYMENT
          1006537    VOID
09/09/97  1006538    50 WEST BROADWAY ASSOCIATES       12,573.00  RENT-OFFICE SPACE & PARKING
09/09/97  1006539    50 WEST BROADWAY ASSOCIATES       12,573.00  RENT-OFFICE SPACE & PARKING
09/09/97  1006540    BEUS GILBERT & MORRILL           495,000.00  PROFESSIONAL FEES
09/10/97  1006541    AIRBORNE EXPRESS                     142.80  EXPRESS MAIL EXPENSE
09/10/97  1006542    BONNEVILLE PACIFIC SERVICES        1,158.15  KYOCERA-O&M EXPENSE
09/10/97  1006543    COMPUSERVE                             9.95  OFFICE SUPPLIES & EXPENSE
09/10/97  1006544    THE COBB GROUP                        39.00  OFFICE SUPPLIES & EXPENSE
09/10/97  1006545    MARCIA CUSTER                         80.75  EXPENSE REIMBURSEMENT
09/10/97  1006546    FRONTIER COMMUNICATIONS              578.84  TELEPHONE EXPENSE
09/10/97  1006547    MOUNT OLYMPUS WATER                    4.21  OFFICE SUPPLIES & EXPENSE
09/10/97  1006548    OMNI COMPUTER PRODUCTS                79.38  OFFICE SUPPLIES & EXPENSE
09/10/97  1006549    THE PLANT GALLERY                    139.00  OFFICE SUPPLIES & EXPENSE
09/10/97  1006550    THE PRUDENTIAL                     1,314.97  INSURANCE-DISABILITY
09/10/97  1006551    PRODUCTIVITY POINT INTERNATIONAL      25.00  CONFERENCES & SEMINARS
09/10/97  1006552    REDMAN VAN & STORAGE CO INC          560.36  RENT-STORAGE SPACE
09/10/97  1006553    SAN DIEGO GAS & ELECTRIC             101.26  KYOCERA-O&M EXPENSE
09/10/97  1006554    STOREY DRILLING SERVICES          34,535.00  COST OF ABANDONED PROPERTY
09/10/97  1006555    SWIRE COCA COLA USA                   10.62  OFFICE SUPPLIES & EXPENSE
09/10/97  1006556    XEROX CORPORATION                    297.96  OFFICE SUPPLIES & EXPENSE
09/11/97  1006557    BPC-PAYROLL ACCOUNT                9,751.51  TRANSFER-PAYROLL ACCT
09/11/97  1006558    BPC-PAYROLL TAX ACCOUNT            4,182.28  TRANSFER-PAYROLL TAX ACCT
09/11/97  1006559    WELLS FARGO BANK                     752.90  401K CONTRIBUTIONS
09/11/97  1006560    WELLS FARGO BANK                      37.04  401K LOAN PAYMENT
09/15/97  1006561    KEY BANK                         209,771.00  FEDERAL INCOME TAX PAYMENT
09/15/97  1006562    NEW MEXICO TAXATION & REVENUE         50.00  STATE INCOME TAX PAYMENT
09/17/97  BANK STMT  KEY BANK                              16.81  CANADIAN FUNDS ADJUSTMNT
09/17/97  1006563    AIRBORNE EXPRESS                      88.77  EXPRESS MAIL EXPENSE
09/17/97  1006564    GENERATOR POWER SYSTEMS INC       32,434.93  KYOCERA-O&M EXPENSE
09/17/97  1006565    PITNEY BOWES INC                     338.46  OFFICE SUPPLIES & EXPENSE
09/17/97  1006566    TRAVEL ZONE CRUISE ZONE            2,726.00  TRAVEL EXPENSE
09/17/97  1006567    US WEST COMMUNICATIONS               781.76  TELEPHONE EXPENSE
09/26/97  1006568    FEDERAL EXPRESS INC                   12.00  EXPRESS MAIL EXPENSE

                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Case No. 91A-27701
                          General Corp Cash
              For Period September 1 - September 30, 1997
------------------------------------------------------------------------------

                 CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                         AMOUNT       DESCRIPTION
09/26/97  1006569    GENERATOR POWER SYSTEMS INC      4,936.00  KYOCERA-O&M EXPENSE
09/26/97  1006570    CLARK MOWER                      1,090.80  TRAVEL REIMBURSEMENT
09/26/97  1006571    SEDGWICK OF COLORADO INC        14,241.00  INSURANCE-LIABILITY & PROP
09/26/97  1006572    SEDGWICK OF COLORADO INC           250.00  INSURANCE-BONDS
09/26/97  1006573    BPC-PAYROLL ACCOUNT              9,707.57  TRANSFER-PAYROLL ACCT
09/26/97  1006574    BPC-PAYROLL TAX ACCOUNT          4,157.39  TRANSFER-PAYROLL TAX ACCT
09/26/97  1006575    WELLS FARGO BANK                   752.90  401K CONTRIBUTIONS
09/26/97  1006576    WELLS FARGO BANK                    37.04  401K LOAN PAYMENT
09/30/97  BANK STMT  KEY BANK OF UTAH                    15.85  BANK SERVICE CHARGE
                                                         -----
          TOTAL CASH DISBURSEMENTS                 $967,463.22
                                                   ===========

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                     Chapter 11 Trustee Joint Account
               For Period September 1 - September 30, 1997
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT         DESCRIPTION
09/30/97             PIPER JAFFERY        $1,500,000.00  SETTLEMENT PAYMENT
09/30/97  BANK STMT  KEY BANK                  9,120.51  INTEREST INCOME
                                               --------
          TOTAL CASH RECEIPTS             $1,509,120.51
                                          =============


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT         DESCRIPTION
09/30/97  BANK STMT  KEY BANK OF UTAH     8.12           BANK SERVICE CHARGE


                                      E

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                     Chapter 11 Trustee - CD Account
               For Period September 1 - September 30, 1997
-----------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR               AMOUNT       DESCRIPTION
09/30/97  BANK STMT   KEY BANK OF UTAH    $52,113.65   INTEREST INCOME

                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT       DESCRIPTION
                     NONE

                                        F

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                      Chapter 11 Trustee JT - CD Account
                  For Period September 1 - September 30, 1997
------------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                          AMOUNT         DESCRIPTION
09/30/97             BONNEVILLE NEVADA CORPORATION  $5,000,000.00  DIVIDEND INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                          AMOUNT        DESCRIPTION
                     NONE

                                      G

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                    Chapter 11 Trustee JT - CD Account
               For Period September 1 - September 30, 1997
------------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT      DESCRIPTION
                     NONE


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT      DESCRIPTION
                     NONE

                                     N/A

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Chapter 11 Trustee JT Savings
                  For Period September 1 - September 30, 1997
------------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
09/30/97  BANK STMT  BANK ONE                 $57.17      INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
                     NONE

                                       H

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     Chapter 11 Trustee JT - MMA Account
                 For Period September 1 - September 30, 1997
------------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
09/30/97  BANK STMT  NATIONS BANK         $451,159.84  INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
                     NONE

                                     I

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                       Proceeds From Asset Sales
               For Period September 1 - September 30, 1997
------------------------------------------------------------------------------

                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                  AMOUNT       DESCRIPTION
09/30/97  BANK STMT  KEY BANK OF UTAH       $10.88       INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                  AMOUNT       DESCRIPTION
                     NONE

                                      J

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                        Kyocera Maintenance Reserve
                For Period September 1 - September 30, 1997
-----------------------------------------------------------------------------

                         CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
09/01/97  CK# 6528   BONNEVILLE PACIFIC CORP  $10,000.00  TRANSFER
09/30/97  BANK STMT  KEY BANK OF UTAH             703.83  INTEREST INCOME
                                                  ------
          TOTAL CASH RECEIPTS                 $10,703.83
                                              ==========

                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                        AMOUNT    DESCRIPTION
09/17/97  CK #1030   GENERATOR POWER SYSTEMS INC  $443.77   KYOCERA O&M EXPENSE

                                       K

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                 Balance Sheet
                           As of September 30, 1997
------------------------------------------------------------------------------

ASSETS
Current Assets:
   Cash                                       $142,825,212
   Accounts receivable - trade                     134,794
   Accounts receivable - settlements (Note 4)    5,645,305
   Accounts receivable - affiliates                284,523
   Prepaid insurance                                51,783
   Accrued interest receivable                     261,061
                                                   -------
   Total current assets                                       $149,202,678

Fixes Assets:
   Land                                            198,424
   Equipment, furniture and fixtures             3,785,116
                                                 ---------
   Total fixed assets                            3,983,540
   Less:  Accumulated depreciation              (3,125,821)
                                                 ---------
   Net fixed assets                                                857,719

Other Assets:
   Investment in and advances to subsidiaries
     and partnership                            29,127,006
   Other assets                                      1,820
                                                     -----
   Total other assets                                           29,128,826
                                                                ----------
TOTAL ASSETS                                                  $179,189,223
                                                              ============
LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                       $123,075
   Accounts payable - professional fees
     and costs                                   2,368,854
   Accrued income taxes payable (Note 5)           219,176
   Taxes payable                                   113,067
   Accrued interest                                      0
                                                         -
   Total post-petition liabilities                              $2,824,172
Pre-Petition Liabilities:
   Priority claims                                   5,180
   Secured debt                                          0
   Unsecured debt (Notes 1 and 3)              100,005,754
                                               -----------
Total Pre-Petition Liabilities                                 100,010,934
                                                               -----------
TOTAL LIABILITIES                                              102,835,106

Commitments and Contingent Liabilities (Note 3)

OWNER'S EQUITY
Capital Stock or Owner's Investment                213,752
Paid-In-Capital                                121,590,029
Treasury Stock                                  (2,308,255)
Retained Earnings:
   Pre-Petition                                (56,551,908)
   Post-Petition                                13,410,499
                                                ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                            76,354,117
                                                                ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                          $179,189,223
                                                              ============

                                                                  Form 2-C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Profit and Loss Statement
                For Period September 1 - September 30, 1997
------------------------------------------------------------------------------

Gross operating revenue                        $209,731
Less discount, returns and allowances                 0
                                                      -
  Net operating revenue                                      $209,731

  Cost of goods sold                                          207,666
                                                              -------
  Gross profit                                                  2,065

Operating expenses:
  Salaries and wages                             28,581
  Rent and leases                                24,586
  Payroll taxes                                   1,375
  Insurance                                       2,312
  Other                                          59,842
                                                 ------
  Total operating expenses                                   (116,696)
                                                              -------
  Operating income (loss)                                    (114,631)

Legal and professional fees and costs (Note 4)   77,592
Depreciation, depletion and administration        1,333
Claims settlement expense                             0
Interest expense                                      0
                                                      -
  Total                                                       (78,925)
                                                               ------
  Net operating income (loss)                                (193,556)

Non-operating income and (expenses):
  Interest income                               608,118
  Other income                                    5,781
  Other income - settlements (Note 4)            56,887
  Equity in earnings (losses) of subsidiaries
    and partnerships (Note 2)                   923,347
                                                -------
      Net non-operating income or (expenses)                1,594,133
                                                            ---------
      Net income (loss) before income taxes                 1,400,577

      Provision for income taxes (Note 5)                      28,000
                                                               ------
      NET INCOME (LOSS)                                    $1,372,577
                                                           ==========

                                                             Form 2-D
                                                          Page 1 of 3

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                   General Notes to Financial Statements
               For Period September 1 to September 30, 1997
------------------------------------------------------------------------------

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post-petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. Specifically, pre-petition unsecured debt does not include any
    accrual of interest after December 5, 1991.   These financial statements
    are prepared in a format required by the U.S. Bankruptcy Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects. Also see the narrative which is attached hereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $11,000,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of $50,000,000.00 (including the $10,000,000.00 allowed compromised claim of CIGNA and the $3,000,000.00 claim filed by the plan Trustee for the debtor's ESOP plan) and $8,945,000.00 in deeply subordinated claims, accrued interest on certain claims and potential administrative fees which may be allowed by the Bankruptcy Court.

    The recording of the above described liabilities, if allowed, will reduce equity by a corresponding amount.

    For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997 and the "Report of Trustee Regarding Administration of the Estate from 7/1/96 through 6/30/97" filed with the Bankruptcy Court on September 4, 1997.

                                                                      Form 2-D
                                                                   Page 2 of 3

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                  General Notes to Financial Statements
                              (Continued)
              For Period September 1 to September 30, 1997
------------------------------------------------------------------------------

4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of September 30, 1997 and are reflected on the September 30, 1997 Financial Statements. Approved settlements are as follows:

                  W. Johnson               $1,145,305
                  Westinghouse Electric     3,000,000
                  Piper Jaffray             1,500,000
                                            ---------
                                           $5,645,305

5. As of December 31, 1996, Bonneville and Subsidiaries had approximately $3,488,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $6,925,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards.

                                                                      Form 2-D
                                                                   Page 3 of 3

                              DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                        Case No. 91A-27701
                              Taxes Payable Schedule (Post-Petition)
                         For the Period September 1 to September 30, 1997

                           Beginning                                 Payments     Date      Check    Ending
                           Balance       Adjustments   Additions     Deposits     Paid      Numb.    Balance
Income tax withheld:
   Federal                        $0.00        $0.00    ($4,183.86)    $2,097.69  09/11/97  KEY TAX         $0.00
                                                                        2,086.17  09/26/97  KEY TAX

   State                           0.00                  (1,406.79)     1,406.79  09/26/97  1248

FICA tax withheld                  0.00                  (1,374.51)       689.67  09/11/97  KEY TAX
                                                                          684.84  09/26/97  KEY TAX          0.00

Employer's FICA tax                0.00                  (1,374.51)       689.67  09/11/97  KEY TAX
                                                                          684.84  09/26/97  KEY TAX          0.00

Unemployment tax:
   Federal                         0.00                                                     KEY TAX          0.00
   State                           0.00                                                     KEY TAX          0.00

Sales, use & excise taxes          0.00                  (2,217.00)                                          0.00
   Property taxes           (110,850.00)                                                              (113,067.00)

Accrued income tax:
   Federal                  (400,947.00)        0.00    (28,000.00)   209,771.00  09/15/97  1006561   (219,176.00)
   State                           0.00         0.00          0.00          0.00                             0.00

Delaware franchise tax             0.00                                                                      0.00

Employee withholding               0.00         0.00     (1,505.80)       752.90  09/11/97  1006559          0.00
                                                                          752.90  09/26/97  1006575
                                   ----         ----      --------        ------                             ----
TOTALS                     ($511,797.00)       $0.00   ($40,062.47)  $219,616.47                     ($332,243.00)
                            ===========        =====    ==========   ===========                      ===========

                               DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                           Case No. 91A-27701
                                           Insurance Schedule
                              For Period September 1 to September 30, 1997

                                                              Policy
                                                 Amount of    Expiration   Premium Paid
                         Carrier/Agent           Coverage     Date         Thru Date
Worker's Compensation    Various State Funds     Statutory
                                                 $1,000,000   (A)          09/30/97

General Liability        Travelers Insurance/
                         Sedgwick James           5,000,000   08/17/98     08/17/98

Vehicles                 Travelers Insurance/
  (Hired/Non-Owned)      Sedgwick James           5,000,000   08/17/98     08/17/98

Property:
  Bonneville Pacific     Federal Insurance Co./
                         Sedgwick James             735,000   08/17/98     08/17/98

  Kyocera                Federal/Hartford Steam/
                         Sedgwick James           5,352,879   08/17/98     08/17/98

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                    Accounts Receivable and Payable Aging
                For Period September 1 to September 30, 1997
------------------------------------------------------------------------------

                                                        Accounts
                           Non-Affiliate    Accounts     Payable
                           Accounts         Payable       Professional
                           Receivable       Trade         Fees
Under 30 days              $5,779,996         $118,501    $2,368,854
30 to 60 days                       0                0             0
61 to 90 days                      82                0             0
Over 90 days                       21            4,574             0
                                   --            -----             -
Total post-petition         5,780,099          123,075     2,368,854

Pre-petition amounts                0        3,716,298             0
                                    -        ---------             -
Total accounts receivable  $5,780,099
                           ==========
Total accounts payable                      $3,839,373    $2,368,854
                                            ==========    ==========
                           Affiliate
                           Accounts
                           Receivable

Under 30 days                  $5,461
30 to 60 days                  53,624
61 to 90 days                       0
Over 90 days                  225,438
                              -------
Total post-petition
  affiliate accounts
  receivable                 $284,523
                             ========

                                                                      Form 2-E
                                                                   Page 3 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
  Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                  For Period September 1 to September 30, 1997
-----------------------------------------------------------------------------

                                               Date of
                                               Court      Estimated
                                Amount Paid    Approval   Balance Due
Court Appointed Trustee               $0                     $49,777    (1)
Trustee's Counsel                      0                     168,841    (1)
Trustee's Accountants                  0                      75,738
Trustee's Special Plan Counsel         0                      75,000
Special Litigation Counsel for
   Trustee - Costs                     0                      13,437
   Trustee - Fees                495,000        09/09/97   1,835,139    (2)
Auditors                               0                      10,922
Financial Consultants                  0                     140,000
                                       -                     -------
   Total                        $495,000                  $2,368,854
                                ========                  ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees fees that have been accrued on settlements approved by the Court are as follows:

          1. $3,000,000.00 - Westinghouse Settlement    Fees - $990,000.00
          2. $1,500,000.00 - Piper Jaffray Settlement   Fees - $495,000.00
          3. $1,050,000.00 - Johnson Settlement         Fees - $346,500.00
          4. $2,361.00 - Cost Offset
          5. $30,000.00 - Gerry Monson Settlement       Fees - $6,000.00

     The $3,000,000.00 Westinghouse settlement payment, the $1,500,000.00 Piper Jaffray settlement payment and approximately $1,145,305.00 of the Johnson settlement have not yet been received. Settlements have been booked as receivables.

                                                                      Form 2-E
                                                                   Page 4 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                Schedule of Payments to Principal/Executives
                For Period September 1 to September 30, 1997
------------------------------------------------------------------------------

Payee Name           Position     Nature of Payment      Amount
Ralph F. Cox         Director     Director Fees               $0.00

Calvin L. Rampton    Director     Director Fees               $0.00

Clark M. Mower       President    Salary                 $12,566.68
                                  Expense Reimbursement   $1,398.42

                                                                      Form 2-E
                                                                   Page 5 of 5

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                          Quarterly Fee Summary
                     Month Ended September 30, 1997
------------------------------------------------------------------------------

                         Cash            Quarterly   Payment
                         Disbursement    Fee Due     Check No.   Date
January                    $220,508.24
February                    169,408.87
March                       215,808.71
                            ----------
   Total 1st Quarter        605,725.82   $3,750.00   1006268     04/17/97

April                     4,093,233.83
May                         128,144.26
June                        152,976.15
                            ----------
   Total 2nd Quarter      4,374,354.24   $8,000.00   1006458     07/23/97

July                        126,042.84
August                    2,298,948.13
September                   957,979.91
                            ----------
   Total 3rd Quarter      3,382,970.88

October
November
December
   Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                      Form 2-F